Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 8 TO CREDIT AGREEMENT

AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of December 19, 2014 (this “Amendment”) to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, Amendment No. 5 thereto dated as of December 23, 2013, Amendment No. 6 thereto dated as of June 12, 2014, and Amendment No. 7 thereto dated as of June 27, 2014 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.  The following terms: “Borrowing Base”, “Consolidated EBITDA”, “Maximum Commitment” and “Qualified Obligation Aggregate Cap” as set forth in Section 1.1 of the Credit Agreement are hereby amended as set forth below:

(a)                                 The definition of “Borrowing Base” is hereby amended by amending and restating clauses (b) and (c) thereof in their entirety as follows:

“(b)                           90% of Eligible Accounts Receivable; plus

(c)                                  (i) 85% of the Market Value or, if pre-sold under a fixed price contract, the contract price, of Eligible Inventory minus (ii) 50% of the Eligible Prepaid Inventory Volume; plus”

(b)                                 The definition of “Maximum Commitment” is hereby amended and restated in its entirety as follows:

““Maximum Commitment” means $2,446,000,000”.

(c)                                  The definition of “Consolidated EBITDA” is hereby amended by amending and restating clause (B) thereof in its entirety as follows:

“(B) with regard to each Major Permitted Business Expansion Project, excluding the Grand Mesa Project, such pro forma adjustment (x) shall be based upon forecasted income to be derived from binding, non-contingent contracts less appropriate direct and indirect costs to realize such income and (y) when aggregated with all pro forma adjustments attributable to Major Permitted Business Expansion Projects, excluding the Grand Mesa Project, shall not exceed 15.0% of the Consolidated EBITDA reflected in the most recently delivered Compliance Certificate, net of any actual Consolidated EBITDA realized from such Major Permitted Business Expansion Projects (excluding the Grand Mesa Project) and without giving effect to increases in such Consolidated EBITDA arising from such Major Permitted Business Expansion Projects for such pro forma period; provided that with respect to the Grand Mesa Project, Consolidated EBITDA shall be based on (i) forecasted income to be derived from binding, non-contingent contracts less appropriate direct and indirect costs to realize such income and (ii)  income from FERC required walk-up volume capped at 10,000 bpd (subject to the limitation that the sum of the immediately preceding clauses (i) and (ii) shall not exceed $140,000,000 for any four quarters ending on or prior to the date of determination) multiplied by the applicable GMP Completion Percentage as of the end of such period; provided further that to the extent the Grand Mesa Project is not complete as of December 31, 2016, the contribution of the Grand Mesa Project to Consolidated EBITDA will be reduced by 25% per quarter for each quarter commencing with the fiscal quarter ending December 31, 2016.”

(d)                                 The definition of “Qualified Obligation Aggregate Cap” is hereby amended by deleting the phrase “$200,000,000” as it appears at the beginning of such defined term and inserting in lieu thereof the phrase “$300,000,000”.

3.                                      Amendment to Section 1.1 (Defined Terms) of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by adding into Section 1.1 of the Credit Agreement the below terms as new defined terms in the appropriate alphabetical order:

““Amendment No. 8 Effective Date” means December 19, 2014.”

““Grand Mesa Project” means that certain crude oil pipeline beginning in Weld County, Colorado and terminating in Cushing, Oklahoma.”

““GMP Completion Percentage” with respect to the determination of Consolidated EBITDA for any period, the percentage of completion for the Grand Mesa Project determined as the quotient (expressed as a percentage) of the costs incurred by the Loan Parties as of the end of the applicable period over the estimated total project cost of the Grand Mesa Project at such time.  As of the Amendment No. 8 Effective Date, the Loan Parties have incurred costs in connection with the Grand Mesa Project in an amount equal to $310,000,000 and the estimated total project cost as of such date is $960,000,000.

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4.                                      Amendment to Section 2.4(c) of the Credit Agreement (Increase in Total Commitments).  Clause (D) of the proviso of Section 2.4(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following:

“(D) the aggregate amount of Facility Increases from the Amendment No.8 Effective Date until the Termination Date shall not exceed $150,000,000,”

5.                                      Amendments to Section 6.3 (Financial Statements and Information) of the Credit Agreement.  Section 6.3(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e)                            a Borrowing Base Certificate and Product Position Report, each in form and substance reasonably acceptable to the Administrative Agent (i)(x) in the case of a Borrowing Base Certificate, within 15 Business Days of the end of each month and (y) in the case of a Product Position Report, within 15 Business Days of the end of each month, (ii) at such other times as the Credit Parties shall elect, and (iii) following the occurrence of an Event of Default, at such other times as the Administrative Agent may request for the period covered thereby, in each case together with supporting documentation;”

6.                                      Amendments to Section 7.7 (Investments; Loans) of the Credit Agreement.  Section7.7(l) of the Credit Agreement is hereby amended by deleting the phrase “$125,000,000” as it appears in clause (i) thereof and inserting in lieu thereof the phrase “500,000,000”.

7.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same; and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

8.                                      Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)                                 Amended Loan Documents.  The Administrative Agent shall have received (i) this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders and (ii) and the Sixth Amendment to the Intercreditor Agreement, executed and delivered by a duly authorized officer of each party thereto.

(b)                                 Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent for the account of the Lenders the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

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(c)                                  Proceedings and Documents:  All corporate and other proceedings pertaining directly to this Amendment and all documents and instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

9.                                      Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

10.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

11.                               Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

12.                               Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

13.                               Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

14.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 8 to Credit Agreement

CREDIT PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
HICKSGAS, LLC
HIGH SIERRA COMPRESSION, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP (BY High Sierra Energy GP, LLC, its general partner)
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
HIGH SIERRA TRANSPORTATION, LLC
LOTUS OILFIELD SERVICES, L.L.C.
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE CANADA HOLDINGS, LLC,
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SHIPPING AND TRADING, LLC
NGL SUPPLY WHOLESALE, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS MID-CONTINENT, LLC
OSTERMAN PROPANE, LLC
PETRO SOURCE TERMINALS, LLC
TRANSMONTAIGNE INC.
TRANSMONTAIGNE PRODUCT SERVICES INC.
TRANSMONTAIGNE SERVICES INC.
TRANSMONTAIGNE GP L.L.C.

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

Signature Page to Amendment No. 8 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Estelle Lawrence
Name: Estelle Lawrence
Title: Vice President

By:	/s/ Robert S. Peschler
Name: Robert S. Peschler
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Shari Bandner
Name: Shari Bandner
Title: Vice President

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

Signature Page to Amendment No. 8 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Signature Page to Amendment No. 8 to Credit Agreement

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Matt Worstell
Name: Matt Worstell
Title: Director

By:	/s/ Robert J. Smith
Name: Robert J. Smith
Title: Director

Signature Page to Amendment No. 8 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:	/s/ Rick Wernli
Name: Rick Wernli
Title: Managing Director

Signature Page to Amendment No. 8 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:	/s/ Adam Macklin
Name: Adam Macklin
Title: Assistant Vice President

Signature Page to Amendment No. 8 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Nathan Bautista
Name: Nathan Bautista
Title: Authorised Signatory

Signature Page to Amendment No. 8 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

Signature Page to Amendment No. 8 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

Signature Page to Amendment No. 8 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

Signature Page to Amendment No. 8 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

Signature Page to Amendment No. 8 to Credit Agreement

COMMERCE BANK, N.A.,
as a Lender

By:	/s/ Shannon O’Doherty
Name: Shannon O’Doherty
Title: President

Signature Page to Amendment No. 8 to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin Donaldson
Name: Kevin Donaldson
Title: SVP

Signature Page to Amendment No. 8 to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature Page to Amendment No. 8 to Credit Agreement

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Byron den Hertog
Name: Byron den Hertog
Title: Division Director

By:	/s/ Nathan Booker
Name: Nathan Booker
Title: Division Director

Signature Page to Amendment No. 8 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

Signature Page to Amendment No. 8 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob Osterman
Name: Jacob Osterman
Title: Vice President

Signature Page to Amendment No. 8 to Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Signature Page to Amendment No. 8 to Credit Agreement

SOCIÉTÉ GÉNÉRALE
as a Lender

By:	/s/ Michiel V.M. van der Voort
Name: Michiel V.M. van der Voort
Title: Managing Director

Signature Page to Amendment No. 8 to Credit Agreement

MIZUHO BANK, LTD.
as a Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page to Amendment No. 8 to Credit Agreement